Exhibit 10.6

                            THIRD AMENDMENT TO LEASE

     This Third Amendment to Lease dated this 25th day of March, 1999 by and between BCE ASSOCIATES, L.P. successor in interest to Linpro Edison Land Limited and 1993 N-2 Properties No.3 Limited Partnership ("Landlord") and MEDJET, INC. ("Tenant").

     1) By Lease Agreement dated May 13, 1994 and First Amendment to Lease dated February 28, 1996, Landlord and Landlord's predecessors in interest leased to Tenant Suite 301 and 308 ("Suites 301 and 308") consisting of 4,982 gross rentable square feet in Building #3 at 1090 King Georges Post Road, Edison, New Jersey. By Second Amendment to Lease dated December 13, 1996, Landlord also leased to Tenant Suite 505 ("Suite 505") consisting of 2,376 gross rentable square feet in Building #5 at 1090 King Georges Post Road, Edison, New Jersey. The Lease and the First and Second Amendment to Lease are hereby referred to as the "Lease".

     2) By Termination Agreement dated January 12, 1999, Landlord released Tenant of its obligations on Suite 505 only as of January 31, 1999.

     3)   The term of the Lease for  Suites  301 and 308  expires  December  31,
          1999.

     4) Landlord and Tenant desire to extend the term of the Lease for Suites 301 and 308 for an additional five (5) year term (the "Renewal Term") to commence on January 1, 2000 and to terminate on December 31, 2004.

     5)   Tenant's Base Rent during the Renewal Term shall be as follows:

          A) $69,598.44 per annum; $5,799.88 per month for the period January 1, 2000 through December 31, 2000.

          B) $74,730.00 per annum; $6,227.50 per month for the period January 1, 2001 through December 31, 2001.

          C) $80,210.20 per annum; $6,684.18 per month for the period January 1, 2002 through December 31, 2002.

          D) $83,000.12 per annum; $6,916.68 per month for the period January 1, 2003 through December 31, 2003.

          E) $83,448.50 per annum; $6,954.04 per month for the period January 1, 2004 through December 31, 2004.


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     6)   Tenant shall also remain responsible for Tenant Electric in the amount
          $5,781.24 per annum; $481.77 per month. Tenant's Base Year shall remain 1996.

     7) Except as modified herein, all terms and conditions of the Lease shall remain in full force and effect.


BCE ASSOCIATES, L.P.
  BCE GP, INC.

By: /s/ Steven J. Denholtz
    ----------------------------------
        Steven J. Denholtz, President

MEDJET, INC.

By: /s/ Eugene I. Gordon
    ----------------------------------
        Eugene I. Gordon